UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 18, 2011

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 23, 2011 (the “Original Report”), to include audited financial statements and other unaudited financial information relating to the properties acquired from Nordic 1 (as described below under Item 2.01) as required by Item 9.01 of Form 8-K, for the years ended September 30, 2011 and 2010 and to clarify that the acquisition of the Nordic 1 properties was an Item 2.01, “Completion of Acquisition of Assets”, material event.  No other modifications to the Original Report are being made by this Amendment.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 13, 2011, Lucas Energy, Inc. (“Lucas” or the “Company”) entered into a purchase and sale agreement with Nordic Oil USA I, LP (“Nordic 1”), whereby effective July 1, 2011, the Company purchased all of Nordic 1’s right, title and interest in certain oil, gas and mineral leases located in Gonzales, Karnes and Wilson Counties, Texas.  The property interests acquired represent all of Nordic 1's interests in the LEI 2009 II and III Capital Programs.  Pursuant to the agreement, the closing of the Nordic 1 transaction was deferred until the transaction was ratified by Nordic 1's shareholders.   Lucas was informed by Nordic 1 that its shareholders had ratified the transaction and the transaction officially closed on November 18, 2011.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial statements of businesses acquired.

The following financial statements are filed herewith as Exhibit 99.1:

Audited statements of revenues and direct operating expenses of the properties acquired by Nordic 1 in Gonzales, Wilson and Karnes Counties, Texas, which are referred to as the "Nordic Acquisition Properties", for the years ended September 30, 2011 and 2010 and Unaudited Supplemental Oil and Gas Reserve Information in connection with the Nordic Acquisition Properties for the periods then ended.

Unaudited Pro Forma Condensed Financial Statements

(d)           Exhibits.

Exhibit No.	Description

3.1(1)	Certificate of Designations of Series A Preferred Stock

10.1(2)	Purchase and Sale Agreement – Lucas Energy, Inc. and Nordic Oil USA 1, LLLP (October 13, 2011)

10.2(2)	Promissory Note – Lucas Energy, Inc. and Nordic Oil USA 1, LLLP

10.3(2)	Deed of Trust, Security Agreement, Financing Statement and Assignment of Production

10.4(2)	Purchase Agreement

99.1*
Audited Financial Statements of Nordic Acquisition Properties for the years ended September 30, 2011 and 2010, Unaudited Supplemental Oil and Gas Reserve Information in connection with the Nordic Acquisition Properties and Unaudited Pro Forma Condensed Financial Statements

(1) Filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on November 14, 2011, and incorporated herein by reference.

(2) Filed as an Exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on November 23, 2011, and incorporated herein by reference.

* Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ K. Andrew Lai
Name: K. Andrew Lai
Title: Chief Financial Officer

Date: February 3, 2012